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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
May 16, 2003

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33193	88-0435904
(Commission File No.)	(IRS Employer ID)

10603 Grant Road
Suite 209
Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(832) 237-6053
(Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1	Press Release

ITEM 9.   REGULATION FD DISCLOSURE

Texen Oil & Gas, Inc. announced the appointment of John F. Templin, Ph.D. and Kjeld Werbes to the Company's Board of Directors. Dr. Templin will serve as President of the Company and Mr. Werbes will serve as Corporate Secretary. Robert Baker will remain as CEO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 16, 2003.

TEXEN OIL & GAS, INC.
BY: /s/ Robert M. Baker
Robert M. Baker, Principal Executive Officer